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                 "RETIREMENT ADVANTAGE" GROUP VARIABLE ANNUITY

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                        OHIO NATIONAL VARIABLE ACCOUNT D

                SUPPLEMENT DATED JUNE 18, 2001 TO THE PROSPECTUS
                                DATED MAY 1, 2001



JANUS

The name of the Janus Aspen Series Retirement Shares has been changed to Janus Adviser Series. These funds are now available for both tax-qualified and non-tax-qualified contracts.

CONTRIBUTION PROVISIONS

If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.